UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022 (June 2, 2022)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2022, Eco Innovation Group, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Coventry Enterprises, LLC, a Delaware limited liability company (“Coventry”), providing for an equity financing facility (the “Equity Line”). The Purchase Agreement provides that upon the terms and subject to the conditions in the Purchase Agreement, Coventry is committed to purchase up to Ten Million Dollars ($10,000,000) of shares of common stock, $0.0001 par value per share (the “Common Stock”), over the 36-month term of the Purchase Agreement (the “Total Commitment”).

Under the terms of the Purchase Agreement, Coventry will not be obligated to purchase shares of Common Stock unless and until certain conditions are met, including but not limited to a Registration Statement on Form S-1 (the “Registration Statement”) becoming effective which registers Coventry’s resale of any Common Stock purchased by Coventry under the Equity Line. From time to time over the 36-month term of the Purchase Agreement, commencing on the trading day immediately following the date on which the Registration Statement becomes effective, the Company, in our sole discretion, may provide Coventry with a draw down notice (each, a “Draw Down Notice”), to purchase a specified number of shares of Common Stock (each, a “Draw Down Amount Requested”), subject to the limitations discussed below. The actual amount of proceeds the Company will receive pursuant to each Draw Down Notice (each, a “Draw Down Amount”) is to be determined by multiplying the Draw Down Amount Requested by the applicable purchase price. The purchase price of each share of Common Stock equals 75% of the lowest trading price of the Common Stock during the five (5) business days prior to the Draw Down Notice date (the “Pricing Period”).

The maximum number of shares of Common Stock requested to be purchased pursuant to any single Draw Down Notice cannot exceed the lesser of (i) 200% of the average daily share volume of the Common Stock in the five (5) trading days immediately preceding the Draw Down Notice or (ii) an aggregate value of $250,000.

In order to deliver a Draw Down Notice, certain conditions set forth in the Purchase Agreement must be met. In addition, the Company is prohibited from delivering a Draw Down Notice if: (i) the Draw Down Amount Requested in such Draw Down Notice exceeds the Maximum Draw Down Amount Requested; (ii) the sale of shares of Common Stock pursuant to such Draw Down Notice would cause the Company to issue and sell to Coventry or Coventry to acquire or purchase a number of shares of Common Stock that, when aggregated with all shares of Common Stock purchased by Coventry pursuant to all prior Draw Down Notices issued under the Purchase Agreement, would exceed the Total Commitment; or (iii) the sale of shares of Common Stock pursuant to the Draw Down Notice would cause us to issue and sell to Coventry or Coventry to acquire or purchase an aggregate number of shares of Common Stock that would result in Coventry beneficially owning more than 4.99% of the issued and outstanding shares of Common Stock.

The Purchase Agreement contains customary representations, warranties, and covenants by, among, and for the benefit of the parties. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earlier to occur of: (i) the 36-month anniversary of the date on which the Registration Statement becomes effective and (ii) the date on which Coventry has purchased or acquired shares of Common Stock pursuant to the Purchase Agreement equal to the Total Commitment. Under certain circumstances set forth in the Purchase Agreement, the Company and Coventry each may terminate the Purchase Agreement on one trading day’s prior written notice to the other, without fee, penalty, or cost.

The Purchase Agreement also provides for our indemnification of Coventry and its affiliates in the event that Coventry incurs losses, liabilities, obligations, claims, contingencies, damages, costs, and expenses related to a breach by us of any of our representations, warranties, covenants, or agreements under the Purchase Agreement or the other related transaction documents or any action, suit, claim, or proceeding instituted against Coventry or its affiliates due to the transactions contemplated by the Purchase Agreement or other transaction documents, subject to certain limitations.

In connection with the Equity Line, we also entered into a Registration Rights Agreement, dated June 2, 2022, with Coventry (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale all of the shares issuable in accordance with the Purchase Agreement in a Registration Statement to be filed with the Securities and Exchange Commission.

The description of certain terms of the Purchase Agreement and the Registration Rights Agreement set forth herein do not purport to be complete and are qualified in their entirety by the provisions of such agreements, attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1*	Common Stock Purchase Agreement, by and between the Company and Coventry Enterprises, LLC, dated June 2, 2022.
10.2*	Registration Rights Agreement, by and between the Company and Coventry Enterprises, LLC, dated June 2, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By :	/s/ Julia Otey-Raudes
Date: June 3, 2022		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Common Stock Purchase Agreement, by and between the Company and Coventry Enterprises, LLC, dated June 2, 2022.
10.2*	Registration Rights Agreement, by and between the Company and Coventry Enterprises, LLC, dated June 2, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.